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                                 Columbia Funds



                   Supplement to the Columbia Balanced Fund's
                       Statement of Additional Information
                             Dated February 24, 1997


A third paragraph has been added under "REDEMPTIONS" on page 6 of the Statement of Additional Information to read as follows:

"The Fund anticipates that, under normal circumstances, all redemptions shall be paid in cash. Additionally, the Fund has made an election pursuant to Rule 18f-1 of the Investment Company Act of 1940. This election commits the Fund to pay in cash all requests for redemption by any shareholder of record, to the extent such requests made during any ninety - day period are limited in amount to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety - day period. If the redemption request is for an amount in excess of the amount the Fund is committed to pay in cash pursuant to Rule 18f-1, the Fund reserves the right to pay such redemption request in kind if it is deemed to be in the best interests of the Fund."



                                  May 13, 1997